Exhibit 10.1(b)
Lease US Premises

                              EMBALLAGE UNIQUE INC.
                              UNIQUE PACKAGING INC

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                                 OFFER OF LEASE

By:  G.S.I Technologies USA INC.
     400 St-Jacques, suite 500, Montreal, Quebec, Canada, H2Y 1 S 1, represented by Mr. Rene Arbic, President, duty authorized, hereinafter so-called: The Tenants

And: Unique Packaging,
     99 Trade Road, Plattsburg, NY 12901,represented by Mr. Avrum Povitz duty authorized, hereinafter so-called: The Landlord

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The parties agree as follows:

     1. The Tenant offers to lease from The Landlord an office-warehouse space of sixteen hundred square feet, located at 99 Trade Road, Plattsburg N.Y. 12901.

     2. The gross rent is 1000.00 USD a month, including the heat, maintenance and taxes.

     3.   The term of the lease is one YEAR beginning the first of October 2002.

     4. This lease will be renewable on a yearly basis for an additional period of five YEARS, a thirty day notice to that effect must be send to The Landlord by The Tenant.

     5. This lease will be governed by the laws and regulations of the New York State and The United States of America.

     6.   The Tenant must pay all leasehold improvements.

     7. All damages that might occur to the premises due to the fault of the tenant will be the responsibility of The Tenant.

After having read and understood, the parties have signed:


          GSI  Technologies  USA  Inc.

          By:  /s/  Rene  Arbic
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          Rene Arbic



          Unique  Packaging  Group  USA


          By:  /s/  Avrum  Povitz
               ----------------------
               Avrum  Povitz


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